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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

FULGENT GENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37894	81-2621304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4978 Santa Anita Avenue Temple City, California	91780
(Address of Principal Executive Offices)	(Zip Code)

(626) 350-0537

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FLGT	The Nasdaq Stock Market (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2022 (the “Effective Date”), the Board of Directors (the “Board”) of Fulgent Genetics, Inc. (the “Company”), in accordance with the recommendation of the Compensation Committee of the Board, adopted the Incentive Compensation Recoupment Policy (the “Clawback Policy”). The Clawback Policy, which is administered by the Compensation Committee of the Board (the “Committee”), permits the Committee to seek recoupment of incentive compensation granted or awarded to or earned by the Company’s employees who are “officers” under the reporting requirements of Section 16 of the Exchange Act (individually, an “Executive”), in the event the Committee determines that an Executive engaged in serious misconduct, or failed to supervise a subordinate employee who engaged in serious misconduct which the Executive knew, or was reckless in not knowing, was occurring, and such misconduct resulted in a material violation of law or a written Company policy that caused significant financial or reputational harm to the Company. For purposes of the Clawback Policy, incentive compensation means (i) any equity or equity-based award granted on or after the Effective Date, and (ii) any cash-based performance or incentive award (i.e., bonus or cash incentive plan payment, including any amounts deferred with respect thereto) approved, awarded or granted to an Executive on or after the Effective Date. The Clawback Policy provides that the Committee may not seek recoupment of incentive compensation following a change in control or that was awarded more than three years prior to the first event giving rise to the recoupment. Notwithstanding the Policy, the Company may recoup compensation to the extent required by law or the requirements of the exchange on which the Company’s stock is listed for trading.

The foregoing description of the terms of the Clawback Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Clawback Policy, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

10.1*	Fulgent Genetics, Inc. Incentive Compensation Recoupment Policy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2022	FULGENT GENETICS, INC.

	By:	/s/ Paul Kim
	Name:	Paul Kim
	Title:	Chief Financial Officer